UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2017

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2017, David M. Carroll notified Wells Fargo & Company (“Wells Fargo” or the “Company”) of his decision to retire as head of Wealth and Investment Management, effective July 1, 2017. Mr. Carroll is expected to remain as an employee of the Company until July 31, 2017.

The Company’s news release announcing Mr. Carroll’s retirement is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On May 24, 2017, the United States District Court for the Northern District of California issued an Order regarding the proposed settlement agreement entered into by the Company in the Jabbari v. Wells Fargo & Company class action lawsuit. In the Order, the court indicated its inclination to grant the parties’ motion for preliminary approval of the settlement subject to the parties’ submitting, within 14 days of the Order, a revised settlement agreement that responds to the items identified by the court in the Order. The Company is working with plaintiffs’ counsel to submit a revised settlement agreement that responds to the identified items and finalizes other terms and conditions of the settlement, including the class covered by the settlement, which the Company expects to consist of all persons who claim that Wells Fargo opened, without their consent, a consumer or small business checking or savings account or an unsecured credit card or line of credit or enrolled them, under certain circumstances, in Identity Theft Protection services, in each case between May 1, 2002 and April 20, 2017. There is no assurance that the parties will reach agreement on the terms and conditions of a revised settlement agreement, that the terms and conditions of any revised settlement agreement will not be materially different from those previously agreed to in principle by the parties, or that the court will approve a revised settlement agreement.

The Order is attached to this report as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Cautionary Statement About Forward-Looking Statements

This report contains forward-looking statements about the Company’s future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	News Release dated June 1, 2017

99.2	Order Regarding Motion for Preliminary Approval dated May 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2017	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	News Release dated June 1, 2017	Filed herewith

99.2	Order Regarding Motion for Preliminary Approval dated May 24, 2017	Filed herewith

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